UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
February 18, 2014

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 18, 2014, the registrant entered into a $350 million term loan Credit Agreement (the "Credit Agreement") with Deutsche Bank AG New York Branch, as administrative agent and lender.  The registrant used $170 million of the net proceeds of the new term loan to prepay the outstanding principal balance of the registrant’s note payable to Contran Corporation (along with accrued and unpaid interest through the February 18, 2014 prepayment date), and such note payable was cancelled.  The remaining net proceeds of the $350 million term loan are available to be used for general corporate purposes.

Under the Credit Agreement, the new $350 million term loan:

•	bears interest, at the registrant’s option, at LIBOR (with LIBOR no less than 1.0%) plus 3.75%, or the base rate, as defined in the agreement, plus 2.75%;

•
requires quarterly principal repayments of $875,000 commencing in June 2014, other mandatory principal repayments of formula-determined amounts under specified conditions with all remaining principal balance due in February 2020;

•
permits voluntary principal prepayments at any time, provided that a call premium of 1% of the principal amount of such prepayment applies to any voluntary prepayment made on or before February 18, 2015 (there is no prepayment penalty applicable to any voluntary prepayment after February 18, 2015);

•
is collateralized by, among other things, a first priority lien on (i) 100% of the common stock of certain of the registrant’s U.S. wholly-owned subsidiaries, (ii) 65% of the common stock or other ownership interest of the registrant’s Canadian subsidiary (Kronos Canada, Inc.) and certain first-tier European subsidiaries (Kronos Titan GmbH and Kronos Denmark ApS) and (iii) a $395.7 million unsecured promissory note issued by the registrant’s wholly-owned subsidiary, Kronos International, Inc. (KII), and payable to the registrant;

•	is also collateralized by a second priority lien on all of the U.S. assets which collateralize the registrant’s North American revolving facility;

•
contains a number of covenants and restrictions which, among other things, restrict the registrant’s ability to incur additional debt, incur liens, pay dividends or merge or consolidate with, or sell or transfer substantially all of the registrant’s assets to, another entity, and contains other provisions and restrictive covenants customary in lending transactions of this type (however, there are no ongoing financial maintenance covenants); and

•	contains customary default provisions, including a default under any of the registrant’s other indebtedness in excess of $50 million.

The description herein of the Credit Agreement is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the following documents:

(1)	the Credit Agreement, dated February 18 , 2014, by and among the registrant and Deutsche Bank AG New York Branch, as administrative agent and lender, filed as Exhibit 10.1 to this Form 8-K;

(2)
the Guaranty and Security Agreement, dated February 18, 2014, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Deutsche Bank AG New York Branch (the “Guaranty and Security Agreement”), filed as Exhibit 10.2 to this Form 8-K; and

(3)
the Intercreditor Agreement dated as of February 18, 2014, by and between Wells Fargo Capital Finance and Deutsche Bank AG New York Branch, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc (the “Intercreditor Agreement”), filed as Exhibit 10.3 to this Form 8-K.

The Credit Agreement, the Guaranty and Security Agreement and the Intercreditor Agreement are each incorporated herein by reference to provide information regarding their respective terms. They are not intended to provide any other factual information about the matters covered therein.  Such agreements and instruments contain representations and warranties the parties thereto  made to,  and  solely  for,  the  benefit of each other and not for the benefit of any other party. Accordingly,  investors and stockholders  should  not  rely  on  those  representations  and  warranties  as characterizations  of the actual state of facts, since they were only made as of the  date  of  such  agreements  and  the  closing,  and may merely  reflect  agreed-upon  allocations  of risk among the parties to such agreements.  Moreover, information concerning the subject matter of those representations and warranties may change subsequent to the date of such agreements or documents or the closing.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on February 18, 2014, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including exhibit 99.1, the registrant furnishes under this Item number in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

The registrant will furnish a copy of any of the exhibits listed below upon payment of $4.00 per exhibit to cover our costs to furnish the exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1	Credit Agreement, dated February 18 , 2014, by and among the registrant and Deutsche Bank AG New York Branch., as administrative agent and lender.

	10.2	Guaranty and Security Agreement, dated February 18, 2014, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Deutsche Bank AG New York Branch.

10.3
Intercreditor Agreement dated as of February 18, 2014, by and between Wells Fargo Capital Finance and Deutsche Bank AG New York Branch, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc.

	99.1	Press release dated February 18, 2014 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: February 18, 2014	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1	Credit Agreement, dated February 18 , 2014, by and among the registrant and Deutsche Bank AG New York Branch., as administrative agent and lender.

10.2	Guaranty and Security Agreement, dated February 18, 2014, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Deutsche Bank AG New York Branch.

10.3
Intercreditor Agreement dated as of February 18, 2014, by and between Wells Fargo Capital Finance and Deutsche Bank AG New York Branch, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc.

99.1	Press release dated February 18, 2014 issued by the registrant.